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                                                                      Exhibit 32

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report on Form 10-Q of The J. M. Smucker Company for the quarter ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

                   (1) The Report fully complies with the requirements of
                       Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

                   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


                                          /s/  Timothy P. Smucker
                                          --------------------------------------
                                          Name:  Timothy P. Smucker
                                          Title: Co-Chief Executive Officer


                                          /s/   Richard K. Smucker
                                          --------------------------------------
                                          Name:  Richard K. Smucker
                                          Title: Co-Chief Executive Officer
                                                 and Chief Financial Officer


Date:  December 9, 2004
       ----------------

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.